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Exhibit 10.17

SECOND AMENDMENT TO LEASE

        This Second Amendment to Lease ("Second Amendment"), made and entered into as of the 21st date of September, 2004, by and between Paragon Centre Holdings, LLC, a Kentucky limited liability company ("Landlord") and Texas Roadhouse Holdings LLC, a Kentucky limited liability company ("Tenant");

WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Lease dated August 15, 2003, and that First Amendment to Lease dated March 31, 2004 (collectively, the "Lease"), for space in Two Paragon Centre, located at 6040 Dutchmans Lane, Louisville, Kentucky, as follows:

  •
  Suite 400 deemed to be 16,023 rentable square feet,

  •
  Suite 100 deemed to be 3,082 rentable square feet,

  •
  Suite 120 deemed to be 2,994 rentable square feet,

  •
  Suite 130 deemed to be 2,313 rentable square feet,

  •
  Suite 140 deemed to be 1,334 rentable square feet, and

  •
  Suite 110 deemed to be 2,416 rentable square feet

all located in Two Paragon Centre, for a total of 28,162 square feet of rentable space ("Premises");

        WHEREAS, Tenant now occupies all of the aforesaid Suites and desires to lease additional space known as Suite 200 in Two Paragon Centre pursuant to a Right of First Offer in the Lease; and

        WHEREAS, Landlord and Tenant desire to evidence their agreements by means of this Amendment;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereby to agree as follows:

1.
Landlord agrees to lease and Tenant agrees to accept in its "AS IS WHERE IS" condition, Suite 200 in Two Paragon Centre, deemed to be 8,040 square feet of rentable space beginning January 1, 2005, with an Expiration Date of March 31, 2014.

2.
Landlord and Tenant agree that the Base Rent for Suite 200 of Two Paragon Center will be $18.50 per rentable square foot for the period beginning January 1, 2005 and expiring on March 31, 2014. Section 3.1(a) of the Lease as amended by the First Amendment to Lease will be deleted in its entirety and replaced with the following language:

(a)
Base Rent. Commencing on the Commencement Date for the Suite 400 Premises and continuing thereafter throughout the Term, Tenant shall pay the Base Rent described in this paragraph, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to landlord at Landlord's address specified in this lease (or such other address as may be designated by Landlord from time to time) monthly in advance. Base Rent during the Term for Suite 400, Suite 140, Suite 120, Suite 130, and Suite 100 shall be as follows:

Term	Premises	Base Rent for Rentable Square Foot	Total Base Rent	Base Rent Monthly
8/1/03-12/31/03	Suite 400 only	$16.25	$260,373.75	$21,697.81
1/1/04-3/31/04	Suites 100, 140 & 400	$16.25	$332,133.75	$27,677.81
4/1/04-7/31/05	Suites 100, 120, 130, 140 & 400	$16.25	$418,372.50	$34,864.38
8/1/05-7/31/07	Suites 100, 120, 130, 140 & 400	$16.75	$431,245.50	$35,937.13
8/1/07-3/31/11	Suites 100, 120, 130, 140 & 400	$17.75	$456,991.50	$38,082.63
4/1/11-3/31/14	Suites 100, 120, 130, 140 & 400	$18.25	$469,864.50	$39,155.38

        Base Rent during the Term for Suite 110 and Suite 200 shall be as follows:

Term	Premises	Base Rent for Rentable Square Foot	Total Base Rent	Base Rent Monthly
4/1/04-12/31/04	Suite 110	$18.50	$44,696.00	$3,724.67
1/1/05-3/31/14	Suites 110 and 200	$18.50	$193,436.00	$16,119.67
3.
Tenant and Landlord each represent and warrant to the other that neither party nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker or agent other than CBRE/Nicklies who represented Landlord in the negotiating or making of this Amendment, and Tenant and Landlord agree to indemnify and hold each other, their agents, employees, partners, directors, shareholders and officers harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys' fees and costs, incurred by a party in conjunction with any such claim of any other agent, broker or brokers.

4.
Tenant and Landlord hereby represent to each other that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of Landlord or Tenant under the Lease.

5.
All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

6.
This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

        EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same, including but not limited to the Special Stipulations detailed in Exhibit C of the Lease. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.

        IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the date and year first above written.

LANDLORD: PARAGON CENTRE HOLDINGS, LLC A Kentucky limited liability company		TENANT: TEXAS ROADHOUSE HOLDINGS LLC a Kentucky limited liability company By: Texas Roadhouse, Inc., a Delaware corporation, its Manager
By:	/s/ DAVID W. NICKLIES	By:	/s/ G.J. HART
	David W. Nicklies, Manager	Title: G.J. Hart, Chief Executive Officer

THIRD AMENDMENT TO LEASE

        This Third Amendment to Lease ("Third Amendment"), made and entered into as of the 18th of February, 2005, by and between Paragon Centre Holdings, LLC, a Kentucky limited liability company ("Landlord") and Texas Roadhouse Holdings LLC, a Kentucky limited liability company ("Tenant");

WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Lease dated August 15, 2003; that First Amendment to Lease dated March 31, 2004; and that Second Amendment to Lease dated September 21, 2004 (collectively, the "Lease"), for space in Two Paragon Centre, located at 6040 Dutchmans Lane, Louisville, Kentucky, as follows:

  •
  Suite 400 deemed to be 16,023 rentable square feet,

  •
  Suite 100 deemed to be 3,082 rentable square feet,

  •
  Suite 120 deemed to be 2,994 rentable square feet,

  •
  Suite 130 deemed to be 2,313 rentable square feet,

  •
  Suite 140 deemed to be 1,334 rentable square feet,

  •
  Suite 110 deemed to be 2,416 rentable square feet

  •
  Suite 200 deemed to be 8,040 rentable square feet

all located in Two Paragon Centre, for a total of 36,202 square feet of rentable space ("Premises");

        WHEREAS, Tenant now occupies all of the aforesaid Suites and desires to lease additional space known as Suites 300, 305, 310 and 150 in Two Paragon Centre; and

        WHEREAS, Landlord and Tenant desire to evidence their agreements by means of this Amendment;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereby to agree as follows:

1.
Landlord agrees to lease and Tenant agrees to accept in their "AS IS WHERE IS" conditions, the following suites ("Suite" or collectively, "Suites"):

•
Suite 300 deemed to be 4,334 rentable square feet,

•
Suite 305 deemed to be 1,488 rentable square feet, and

•
Suite 310 deemed to be 1,405 rentable square feet,

  all located in Two Paragon Centre. Landlord estimates delivery of the three Suites to be between April and September, 2005. Landlord will provide Tenant notice of at least thirty (30) days prior to the delivery date for the Suites. Upon delivery of the Suites, Rent for the three Suites will be abated for a period of sixty (60) days.

  Upon the expiration of such sixty (60) day abatement period, the full Rent for the Suites will be due and payable in accordance with the terms and conditions in Tenant's Lease. The expiration date for the term of the Lease for the three Suites will be ten years from the anniversary of the Suites 300, 305 and 310 Rent Commencement Date, as defined below.

2.
Landlord agrees to lease and Tenant agrees to accept in its "AS IS WHERE IS" condition, Suite 150 deemed to be 3,317 rentable square feet, located in Two Paragon Centre, (estimated to be January 1, 2006). Landlord will provide Tenant a thirty (30) day notice prior to the delivery date. Upon delivery of Suite 150, Rent applicable to Suite 150 only will be abated for a period of sixty (60) days. Upon the expiration of such sixty (60) day abatement period (estimated to be March 2, 2006), the full Rent for Suite 150 will be due and payable in accordance with the terms and conditions of Tenant's Lease. The term of the Lease for Suite 150 will be coterminous with the term for Suites 300, 305 and 310.

3.
Landlord and Tenant agree that the Base Rent for Suites 300, 305, 310 and 150 of Two Paragon Center will be $18.50 per rentable square foot for the first five years of the Term, beginning on the date beginning sixty (60) days after the applicable delivery date for the Suites ("Suites 300, 305 and 310 Rent Commencement Date") and $21.50 per rentable square foot for the second five year period. Landlord and Tenant further agree that in the event the Suites are not delivered on the estimated delivery dates, the dates the term commences, the Suites 300, 305 and 310 Rent Commencement Date and date the term expires will be adjusted so that Tenant receives a sixty (60) day rent abatement after delivery of each Suite and the term of the Lease runs for ten (10) years beginning upon the Suites 300, 305 and 310 Rent Commencement Date. Section 3.1(a) of the Lease as amended by the First and Second Amendments to Lease will be deleted in its entirety and replaced with the following language:

a.
Base Rent. Commencing on the Commencement Date for the Suite 400 Premises and continuing thereafter throughout the Term, Tenant shall pay the Base Rent described in this paragraph, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance.

    Base Rent during the Term for Suite 400, Suite 140, Suite 120, Suite 130, and Suite 100 shall be as follows:

Term	Premises	Base Rent for Rentable Square Foot	Total Base Rent	Base Rent Monthly
8/1/03-12/31/03	Suite 400 only	$16.25	$260,373.75	$21,697.81
1/1/04-3/31/04	Suites 100, 140 & 400	$16.25	$332,133.75	$27,677.81
4/1/04-7/31/05	Suites 100, 120, 130, 140 & 400	$16.25	$418,372.50	$34,864.38
8/1/05-7/31/07	Suites 100, 120, 130, 140 & 400	$16.75	$431,245.50	$35,937.13
8/1/07-3/31/11	Suites 100, 120, 130, 140 & 400	$17.75	$456,991.50	$38,082.63
4/1/11-3/31/14	Suites 100, 120, 130, 140 & 400	$18.25	$469,864.50	$39,155.38

        Base Rent during the Term for Suite 110 and Suite 200 shall be as follows:

Term	Premises	Base Rent for Rentable Square Foot	Total Base Rent	Base Rent Monthly
4/1/04-12/31/04	Suite 110	$18.50	$44,696.00	$3,724.67
1/1/05-3/31/14	Suites 110 and 200	$18.50	$193,436.00	$16,119.67

        Base Rent during the Term for Suite 300, 305, 310 and 150 shall be as follows:

Term	Premises	Base Rent per Rentable Square Foot	Total Base Rent	Base Rent Monthly
Suites 300, 305, and 310 Rent Commencement Date—3/2/06	Suites 300, 305, 310	$18.50	$133,699.50	$11,141.63
3/3/06 through end of Year 5	Suites 300, 305, 310 & 150	$18.50	$195,064.00	$16,255.33
Years 6-10	Suites 300, 305, 310, 150	$21.50	$226,696.00	$18,891.33
4.
Landlord agrees to reimburse Tenant for tenant improvement costs in an amount of $5.00 per rentable square foot for Suites 300, 305 and 310 and $10.00 per rentable square foot for Suite 150, payable within thirty (30) days of Tenant's occupancy of each subject suite.

5.
Tenant and Landlord each represent and warrant to the other that neither party nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker or agent other than CBRE/Nicklies who represented Landlord in the negotiating of this Amendment, and Tenant and Landlord agree to indemnify and hold each other, their agents, employees, partners, directors, shareholders and officers harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys' fees and costs, incurred by a party in conjunction with any such claim of any other agent, broker or brokers.

6.
Tenant and Landlord hereby represent to each other that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of Landlord or Tenant under the Lease.

7.
All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

8.
This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

        EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, including but not limited to the Special Stipulations in Exhibit C, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.

        IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the date and year first above written.

LANDLORD: PARAGON CENTRE HOLDINGS, LLC A Kentucky limited liability company		TENANT: TEXAS ROADHOUSE HOLDINGS LLC a Kentucky limited liability company By: Texas Roadhouse, Inc., a Delaware corporation, its Manager
By:	/s/ DAVID W. NICKLIES	By:	/s/ G.J. HART
	David W. Nicklies, Manager	Title:	G.J. Hart, Chief Executive Officer

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  Exhibit 10.17